Exhibit 10.16
NINTH AMENDMENT TO LEASE
THIS NINTH AMENDMENT TO LEASE (the “Amendment”) is made and entered into as of August 3, 2016, by and between RAR2-CLEARVIEW BUSINESS PARK OWNER, LLC, a Delaware limited liability company (“Landlord”), and GOPRO, INC., a Delaware corporation (“Tenant”).
RECITALS

A.
Landlord (as successor in interest to Locon San Mateo, LLC, a Delaware limited liability company) and Tenant (formerly known as Woodman Labs, Inc., a Delaware corporation, successor in interest to Woodman Labs, Inc., a California corporation) are parties to that certain Office Lease Agreement dated November 1, 2011 (the “Original Lease”), as amended by that certain First Amendment to Office Lease Agreement fully executed on or about August 29, 2012, that certain Second Amendment to Office Lease Agreement dated as of September 11, 2012, that certain Third Amendment to Office Lease Agreement fully executed on or about September 17, 2012, that certain Fourth Amendment to Office Lease Agreement dated as of March 5, 2013, that certain Fifth Amendment to Office Lease Agreement dated as of August 20, 2013, that certain Sixth Amendment to Lease dated December 19, 2014 (the “Sixth Amendment”), that certain Seventh Amendment to Lease (the “Seventh Amendment”) dated as of November 23, 2015 and that certain Eighth Amendment to Lease dated February 24, 2016 (the “Eighth Amendment”) (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space totaling 311,194 rentable square feet (the “Premises”), containing: (i) 45,435 rentable square feet comprising the entire building located at 3000E Clearview Way, San Mateo, California (“Building E”); (ii) 37,222 rentable square feet comprising the entire building located at 3000F Clearview Way, San Mateo, California (“Building F”); (iii) 9,666 rentable square feet comprised of (a) 1,728 rentable square feet known as Suite C (formerly known as the marketing suite) on the first floor of the building commonly known as Building A located at 3155 Clearview Way, San Mateo, California (“Building A”) and (b) 7,938 rentable square feet known as Suite A (formerly known as the shell space) on the first floor of Building A; (iv) 4,810 rentable square feet known as Suite B located on the first floor of Building A; (v) 1,342 rentable square feet known as Suite D located on the first floor of Building A; (vi) 16,674 rentable square feet known as Suite 200 on the second floor of Building A, (vii) 860 rentable square feet described as the lobby area of Building A; (viii) 17,364 rentable square feet known as Suite 300 in Building A; (ix) 66,945 rentable square feet comprising the entire building located at 3125 Clearview Way, San Mateo, California (“Building B”); and (x) 110,876 rentable square feet (the “Building D Premises”) comprising the entire building to be built by Landlord and which will be commonly known as Building D located at 3025 Clearview Way, San Mateo, California (“Building D”) (Building A, Building B, Building D, Building E and Building F are collectively referred to herein as the “Buildings”). The Buildings are a part of the property commonly known as Clearview Business Park.

B.
Pursuant to the Seventh Amendment, Landlord shall perform certain improvements to the Building D Premises (the “Landlord Work”), as further described in the Seventh Amendment, including but not limited to installation of certain lobby finishes, including floor tile and base in the first floor lobby area and first and second floor elevator lobby areas and wood wall finish in the first floor lobby area (the “Lobby Finish Work”), as depicted on sheets A2.1 and A2.2, and with enlarged plans, details and finishes shown on sheets A5.13, A5.14 and A5.15 of those certain construction drawings dated February 10, 2015 (the “Drawings”) attached as Exhibit “B-1” to the Seventh Amendment, and installation of three (3) showers, as depicted on sheet A2.1, finish schedule A5.10, and with elevations and enlarged plans shown on details 3, 4 and 5 on sheet A5.11 of the Drawings (the “Shower Work”). Pursuant to the Seventh Amendment, Tenant shall perform certain improvements to the Building D Premises (the “Tenant Work”), and Landlord granted Tenant an improvement allowance in connection with Tenant’s performance of the Tenant Work, all as further described in the Seventh Amendment. Tenant has requested and Landlord has agreed that the Lobby Finish Work and the Shower Work shall become part of the Tenant Work, and Tenant shall be entitled to an improvement allowance in connection with Tenant’s performance of the Lobby Finish Work and the Shower Work, on and subject to the following terms and conditions of this Amendment.

C.
Pursuant to the Sixth Amendment, Landlord granted Tenant an improvement allowance in an amount up to $133,890.00 (the “Allowance”) in connection with Tenant’s performance of certain improvements to a portion of the Premises, and Tenant was required to submit a request for payment of the entire Allowance to Landlord on or before February 29, 2016 (the “Allowance Expiration Date”), all as further described in the Sixth Amendment. Pursuant to the Eighth Amendment, the parties agreed to extend the Allowance Expiration Date to May 31, 2016 (the “Extended Allowance Expiration Date”). Tenant has requested and Landlord has agreed to once again extend the date by when Tenant is required to submit a request for payment of the entire Allowance from the Extended Allowance Expiration Date to a later date, on and subject to the following terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	Amendment.

1.1
Notwithstanding anything to the contrary contained in the Seventh Amendment, the Lobby Finish Work and the Shower Work shall be excluded from the Landlord Work and Landlord shall have no further obligation for the performance thereof. Tenant shall perform the Lobby Finish Work and the Shower Work as part the Tenant Work in accordance with Exhibit “C” to the Seventh Amendment. Notwithstanding anything to the contrary contained in the Lease, the flush flow rates for the showers and adjacent fixtures shall be performed in compliance with the LEED requirements set forth on Exhibit A, attached hereto. Tenant shall cause to be prepared the final design and space plans and specifications (called “Plans”) necessary to construct the Lobby Finish Work and the Shower Work, which Plans shall be approved by Landlord. Tenant shall be responsible for all elements of the design of the Plans (including, without limitation, functionality of design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment). Tenant shall furnish to Landlord complete Plans on or before January 1, 2017 (the “Plans Due Date”). If Tenant fails to furnish to Landlord complete Plans by the Plans Due Date, then Landlord shall provide Tenant with a written notice (a “Plan Notice”) that contains substantially the following statement in bold and capital letters: “THIS IS A REMINDER THAT TENANT WAS REQUIRED TO SUBMIT PLANS BY JANUARY 1, 2017 PURSUANT TO THE PROVISIONS OF SECTION 1.1 OF THE NINTH AMENDMENT TO LEASE. IF TENANT FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO COMPLETE THE LOBBY FINISH WORK AND THE SHOWER WORK IN ACCORDANCE WITH THE DRAWINGS.” If Tenant fails to respond to such Plan Notice within five (5) business days after receipt by Tenant, then Landlord shall have the right, but not the obligation, to complete the Lobby Finish Work and the Shower Work in accordance with the Drawings. Any sums reasonably expended by Landlord in connection therewith, to the extent it exceeds the Additional Allowance (as defined below), shall be payable by Tenant within thirty (30) days of written demand as Additional Rent, or at Landlord’s election deducted from the Building D Allowance (as defined in Exhibit “C” to the Seventh Amendment) to the extent that such Building D Allowance is not yet disbursed and is still available to apply. Tenant shall obtain all necessary permits and commence performance of the Lobby Finish Work and the Shower Work by not later than March 1, 2017. If Tenant fails to obtain all necessary permits and commence performance of the Lobby Finish Work and the Shower Work by March 1, 2017, then Landlord shall provide Tenant with a written notice (a “Permit Notice”) that contains substantially the following statement in bold and capital letters: “THIS IS A REMINDER THAT TENANT WAS REQUIRED TO OBTAIN ALL NECESSARY PERMITS AND COMMENCE PERFORMANCE OF THE LOBBY FINISH WORK AND THE SHOWER WORK BY MARCH 1, 2017 PURSUANT TO THE PROVISIONS OF SECTION 1.1 OF THE NINTH AMENDMENT TO LEASE. IF TENANT FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO COMPLETE THE LOBBY FINISH WORK AND THE SHOWER WORK.” If Tenant fails to respond to such Permit Notice within five (5) business days after receipt by Tenant, then Landlord shall have the right, but not the obligation, to complete the Lobby Finish Work and the Shower Work. Any sums reasonably expended by Landlord in connection therewith, to the extent it exceeds the Additional Allowance (as defined below), shall be payable by Tenant within thirty (30) days of written demand as Additional Rent, or at Landlord’s election deducted from the Building D Allowance (as defined in Exhibit “C” to the Seventh Amendment) to the extent that such Building D Allowance is not yet disbursed and is still available to apply. If Tenant fails to timely perform any of its obligations under this Section 1.1, such failure shall be a Tenant Delay (as defined in the Seventh Amendment); provided, however, that the number of days of delay caused by Landlord’s failure to timely review plans or any other documents in accordance with the terms and conditions of this Amendment in connection with the Lobby Work and the Shower Work shall be deducted from the total number of any days of Tenant Delay.

1.2
Provided Tenant is not in default beyond applicable notice and cure periods, Landlord agrees to contribute the following: (i) the sum of up to $141,164.00 (the “Lobby Work Allowance”) toward the cost of performing the Lobby Finish Work, and (ii) the sum of up to $65,186.00 (the “Shower Work Allowance”) toward the cost of performing the Shower Work (the Lobby Work Allowance and the Shower Work Allowance are collectively referred to herein as the “Additional Allowance”). The Additional Allowance may only be used for the hard costs in connection with the Lobby Finish Work and the Shower Work, as may be the case. The Additional Allowance shall be paid to Tenant or, at Landlord’s option, to the order of the general contractor that performed the Lobby Finish Work or the Shower Work, as may be the case, within thirty (30) days following receipt by Landlord of (a) receipted bills covering all labor and materials expended and used in the Lobby Finish Work or the Shower Work, as may be the case; (b) a sworn contractor’s affidavit from the general contractor and a request to disburse from Tenant containing an approval by Tenant of the work done; (c) full and final waivers of lien; (d) as-built plans of the Lobby Finish Work or the Shower Work, as applicable; and (e) the certification of Tenant and its architect that the Lobby Finish Work and the Shower Work, as may be the case, have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. The Additional Allowance shall be disbursed in the amount reflected on the receipted bills meeting the requirements above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Additional Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured. If Tenant does not submit a request for payment of the entire Additional Allowance to Landlord in accordance with the provisions contained in this Section 1.2 on or before the expiration of twelve (12) months from the Building D Expansion Effective Date (as defined in the Seventh Amendment) any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Lobby Finish Work, the Shower Work and/or the Additional Allowance.

1.3
Notwithstanding anything to the contrary contained in Section 3 of Exhibit “B” to the Sixth Amendment, as amended by the Eighth Amendment, Tenant must submit a request for payment of the entire Allowance to Landlord in accordance with the provisions contained in Exhibit “B” to the Sixth Amendment by August 31, 2016 (the “Second Extended Allowance Expiration Date”). If Tenant does not submit a request for payment of the entire Allowance to Landlord by the Second Extended Allowance Expiration Date, any unused amount of the Allowance shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith.

2.	Miscellaneous.

2.1
This Amendment, including Exhibit A (LEED Requirements) attached hereto, sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

2.2
Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

2.3
Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

2.4
Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord and the Landlord Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment.

2.5
Each of the parties hereto represents that the person signing this Amendment has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant (excluding any owners of publicly traded shares in Tenant to the extent Tenant is publicly traded on an “over-the-counter” market or any recognized national or international market), are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, an event of default under the Lease will be deemed to have occurred, without the necessity of notice to Tenant.

2.6
Pursuant to California Civil Code Section 1938, Landlord hereby notifies Tenant that as of the date of this Amendment, the Premises have not undergone inspection by a “Certified Access Specialist” to determine whether the Premises meet all applicable construction-related accessibility standards under California Civil Code Section 55.53.

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2.7
Redress for any claim against Landlord under the Lease and this Amendment shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Buildings. The obligations of Landlord under the Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damage.

IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Amendment as of the date first written above.

LANDLORD:			TENANT:

RAR2-CLEARVIEW BUSINESS PARK OWNER, LLC,			GOPRO, INC.,
a Delaware limited liability company			a Delaware corporation

By: RAR2-Clearview Business Park Member			By:	/s/ Brian McGee
QRS, LLC, a Delaware limited liability company,			Name:	Brian McGee
its Investor Member and Manager			Title:	CFO
			Dated:	, 2016
By:	RREEF America, L.L.C.,
a Delaware limited liability company,
its Authorized Agent

	By:	/s/ Stephen J. George
	Name:	Stephen J. George
	Title:	Vice President
	Dated:	8/3/2016

EXHIBIT A - LEED REQUIREMENTS
attached to and made a part of the Amendment dated as of August 3, 2016, between
RAR2-CLEARVIEW BUSINESS PARK OWNER, LLC, a Delaware limited liability company, as Landlord and GOPRO, INC., a Delaware corporation, as Tenant

Fixture Type	Baseline	Installed
Water Closets	1.6 gpf	1.28 gpf
Urinals	1 gpf	0.125 gpf
Public Lavatory Faucets (Metered)	0.25 gpc	0.108 gpc
Showers	2.5gpm	1.5gpm

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/s/ SG	/s/ BM
Initials

A-1